POWER OF ATTORNEY


	KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Maria Hinkel and Terri J. Ziepfel, signing singly, the undersigned's true and lawful attorney-in-fact to:

(1)	execute for and on behalf of the undersigned, in the undersigned's
	capacity as an	officer and/or director of First Financial
	Bancorp. (the ?Company?), Forms 3, 4, and 5 in accordance with
	Section 16(a) of the Securities Exchange Act of 1934 and
	the rules thereunder;
(2)	do and perform any and all acts for and on behalf of the
	undersigned which may be necessary or desirable to complete
	and execute any such Form 3, 4, or 5, complete and execute any
	amendment or amendments thereto, and timely file such forms with
	the United States Securities and Exchange Commission and any
	stock exchange or similar authority; and
(3)	take any other action of any type whatsoever in connection with
	the foregoing which, in the opinion of such attorney-in-fact, may be of
	benefit to, in the best interest of, or legally required by, the
	undersigned, it being understood that the documents executed by such
	attorney-in-fact on behalf of the undersigned pursuant to this
	Power of Attorney shall be in such form and shall contain such terms
	and conditions as such attorney-in-fact may approve in such attorney-in-fact's
	discretion. The undersigned hereby grants to each such attorney-in-fact
	full power and authority to do and perform any and every act and thing
	whatsoever requisite, necessary, or proper to be done in the exercise
	of any of the rights and powers herein granted, as fully to all intents
	and purposes as the undersigned might or could do if personally present,
	with full power of substitution or revocation, hereby ratifying and
	confirming all that such attorney-in-fact, or such attorney-in-fact's
	substitute or substitutes, shall lawfully do or cause to be done by
	virtue of this power of attorney and the rights and powers herein granted.
	The undersigned acknowledges that the foregoing attorneys-in-fact, in serving
	in such capacity at the request of the undersigned, are not assuming,
	nor is the Company assuming, any of the undersigned's responsibilities
	to comply with Section 16 of the Securities Exchange Act of 1934.

	This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

	IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 2nd day of November, 2020.


	Signature:	/s/Catherine M. Myers

	Print Name:	Catherine M. Myers